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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                           Reported): March 13, 2001


                            LEHMAN ABS CORPORATION
             -----------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                       333-76627            13-3447441
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(State or Other Jurisdiction of        (Commission         (I.R.S. Employer
      Incorporation)                   File Number)        Identification No.)


                         Three World Financial Center
                               200 Vesey Street
                           New York, New York 10022
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                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 526-7000

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Item 5.       Other Events.
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Filing of Derived Materials.
---------------------------

     In connection with the offering of the Origen Manufactured Housing Contract Senior/Subordinate Asset-Backed Certificates, Series 2001-A (the "Certificates"), Lehman Brothers Inc., as underwriter of the Certificates (the "Underwriter"), has prepared certain materials (the "Derived Materials") for distribution to its potential investors. Although the Registrant provided the Underwriter with certain information regarding the characteristics of the assets in the related portfolio, it did not participate in the preparation of the Derived Materials.

     For purposes of this Form 8-K, Derived Materials shall mean computer generated tables and/or charts displaying, with respect to the Notes, any of the following: yield; average life, duration; expected maturity; loss sensitivity; cash flow characteristics; background information regarding the assets; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature, as well as certain matters relating to the collateral for such transaction.

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K ("the Form 8-K"), Lehman ABS Corporation (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission in relation to its Origen Manufactured Housing Contract Senior/Subordinate Asset-Backed Certificates Trust, Series 2001-A.



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Item 7.       Financial Statements, Pro Forma Financial
----          -----------------------------------------
              Information and Exhibits.
              ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1     Derived Materials.



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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  LEHMAN ABS CORPORATION



                                  By:  /s/ Samir Tabet
                                      --------------------------------
                                       Name:  Samir Tabet
                                       Title:  Senior Vice President



Dated:  March 14, 2001


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                                 Exhibit Index
                                 -------------

Exhibit                                                            Page
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99.1     Derived Materials..................................


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                       Exhibit 99.1: Derived Materials.
                       -------------------------------